SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

BRINKER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)

6820 LBJ Freeway

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code 972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7. Regulation FD.

Item 7.01. Regulation FD Disclosure.

The Registrant will hold an analyst and investor meeting on Wednesday, February 27, 2013, in Dallas, Texas starting at 8:00 am CST. This meeting will be broadcast live over the Internet. The Registrant will discuss its current business strategy and future expectations. The subjects to be covered may also include additional forward-looking information. Participants at the meeting may pose questions to management and in response; the Registrant may disclose additional material information. To listen to the meeting live, please go to the Registrant’s website (www.brinker.com) at least fifteen minutes early to register and download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the meeting.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated February 27, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: February 27, 2013	By:	/s/ Wyman T. Roberts
Wyman T. Roberts, Chief Executive Officer and President
and President of Chili’s Grill & Bar

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